UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2026

VenHub Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-43082	92-2083580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5360 Procyon St.
Las Vegas, NV 89118

(Address of Principal Executive Offices and Zip Code)

(888) 585-4999

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VHUB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

In connection with five separate service agreements that the Company entered into on June 9, 2026, with five independent contractors as described below, the Company will issue an aggregate of 10,670,000 shares of common stock, as follows:

●	The Company entered into a service agreement pursuant to which the service provider will provide EU and Mediterranean Production, Logistics, and Operations Expansion consulting services for a one-year term. As compensation, the Company will issue 2,250,000 shares of common stock to that service provider.

●	The Company entered into a service agreement with a service provider pursuant to which the service provider will provide Design, Architecture & Engineering consulting services for a one-year term. As compensation, the Company will issue 2,500,000 shares of common stock to that consultant.

●	The Company entered into a service agreement with a consultant pursuant to which the service provider will provide EU Market Expansion & Strategic Partnerships consulting services for a one-year term. As compensation, the Company will issue 2,000,000 shares of common stock to that service provider.

●	The Company entered into a service agreement with a consultant pursuant to which the service provider will provide Education Sector Marketing & Business Development consulting services for a one-year term. As compensation, the Company will issue 2,000,000 shares of common stock to that service provider.

●	The Company entered into a service agreement with a consultant pursuant to which the service provider will provide Global Payments & Payment Processing Solutions consulting services for a one-year term. As compensation, the Company will issue 1,920,000 shares of common stock to that service provider.

In addition, the Company will issue additional 700,000 shares of common stock to a third party as part of a settlement agreement between the Company and the third party.

The shares described above were or will be issued as restricted securities in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated thereunder. No general solicitation or advertising was used in connection with any of the foregoing issuances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENHUb GLOBAL, Inc.

Date: June 9, 2026	By:	/s/ Shahan Ohanessian
	Name:	Shahan Ohanessian
	Title:	Chief Executive Officer

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